                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
                                 MARCH 31, 1998
                       ----------------------------------
                                (Date of Report)


                            National City Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

 Delaware                          1-10074               34-1111088
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission            (IRS Employer
     of incorporation)            File Number)        Identification No.)

1900 East Ninth Street, Cleveland, Ohio                     44114
--------------------------------------------------------------------------------
(Address of principal executive officer)                  (Zip Code)

                                  216-575-2000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

         On March 30, 1998 National City Corporation ("National City") announced that at its annual meeting, stockholders approved the merger of First of America Bank Corporation with and into National City. Also at the meeting, stockholders elected the slate of directors listed in the proxy statement and ratified and appointment of Ernst & Young LLP as independent auditors.

         Separately, at each of the respective special meetings of shareholders of Fort Wayne National Corporation and First of America Bank Corporation, the respective mergers of those companies with and into National City were approved. With these actions, all substantive conditions for closing both transactions have been met, and both transactions are anticipated to close no later than March 31, 1998.

         At the Board of Directors meeting immediately following the National City annual meeting, the Board authorized the repurchase of up to two million shares of common stock subject to a purchase limit of $160 million. Any repurchases under this authorization will be held as treasury shares for the shares issued or to be issued in connection with the acquisition of Fort Wayne National Corporation. This repurchase authority will expire upon consummation of National City's merger with First of America Bank Corporation. Following the use or expiration of this repurchase authority, National City will have no outstanding share repurchase authorizations.

         Also at the meeting, a cash dividend of $.46 per share was declared on National City Corporation's common stock. The dividend is payable May 1, 1998, to stockholders of record April 10, 1998. In addition, subject to its issuance in connection with the acquisition of Fort Wayne National Corporation, a cash dividend of $.75 per share was declared on National City's 6% Cumulative Convertible Preferred Stock, Series 1, payable July 1, 1998 to stockholders of record June 10, 1998.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: None.

         b)    PRO FORMA FINANCIAL INFORMATION: None.

         c)    EXHIBIT: Exhibit 99.1 Press Release dated March 30, 1998
                        incorporated herein by reference.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 31, 1998                     By /s/ David P. Lewis
                                               ----------------------------
                                                  David P. Lewis
                                                  Vice President and Attorney